UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2007

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Sypris Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450
Louisville, Kentucky		40222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02(b)	Departure of Directors or Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 17, 2007, Jeffrey T. Reibel, ceased to serve as the principal accounting officer for Sypris Solutions, Inc. (the “Company”).  In this connection Mr. Reibel has also resigned as the Company’s Controller.  Also effective as of August 17, 2007, M. Glen French, who is 41 years old, has been appointed to serve as the Company’s Controller and principal accounting officer.  Mr. French previously held the position of Senior Vice President of Finance and Treasurer for SHPS, Inc. from April 2005 to July 2007, and the position of Director, Financial Planning and Accounting for LG&E Energy Corp. from June 1995 to April 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 23, 2007	Sypris Solutions, Inc.

	By:	/s/ John R. McGeeney
John R. McGeeney
General Counsel and Secretary